UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

AptarGroup, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):
☒ No fee required.
☐ Fee paid previously with preliminary materials.
☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Your Vote Counts! Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V89790-P47154-Z92167 *Please check the meeting materials for any special requirements for meeting attendance. APTARGROUP, INC. You invested in APTARGROUP, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on May 6, 2026. Vote Virtually at the Meeting* May 6, 2026 9:00 AM CDT Virtually at: www.virtualshareholdermeeting.com/ATR2026 Get informed before you vote View the Notice & Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 22, 2026. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. We encourage you to access and review all of the important information contained in the proxy materials before voting. APTARGROUP, INC. 265 EXCHANGE DRIVE SUITE 301 CRYSTAL LAKE, IL 60014 2026 Annual Meeting Vote by May 5, 2026 11:59 PM ET. For shares held in a Plan, vote by May 3, 2026 11:59 PM ET.

Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. Voting Items Board Recommends V89791-P47154-Z92167 1. Election of Directors Nominees: 1a. George L. Fotiades For 1b. Candace Matthews For 1c. B. Craig Owens For 1d. Julie Xing For 2. Advisory vote to approve executive compensation. For 3. Ratification of the appointment of PricewaterhouseCoopers LLP as the Independent Registered Public Accounting Firm for 2026. For NOTE: THE PROXIES ARE AUTHORIZED TO VOTE IN THEIR DISCRETION UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE BROUGHT BEFORE THIS MEETING. THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.